Exhibit 99.1

Fiserv Completes Combination With First Data Further Cementing Industry Leadership

BROOKFIELD, Wis. — July 29, 2019 — Fiserv, Inc. (NASDAQ: FISV), a leading global provider of financial services technology solutions, today announced that it has completed its acquisition of First Data Corporation. With the transaction complete, Fiserv is one of the world’s leading payments and financial technology providers with the ability to deliver unique value to financial institutions, corporate and merchant clients, and consumers.

“The completion of this transformative combination is a major milestone in the evolution of our companies,” said Jeffery Yabuki, Chairman and Chief Executive Officer, Fiserv. “We have continued to identify ways in which we can deliver differentiated value to clients, associates and shareholders, and are excited to work together on fulfilling the promise of the combination. We are confident that our people are the best in the industry and will push the boundaries of excellence and innovation for the benefit of all of our stakeholders.”

As a global leader in technology and payments that enables commerce, banking and the safe and secure movement of money, Fiserv has the breadth of capabilities and depth of expertise to deliver unmatched value to clients. As a result of the combination, clients will have access to a more comprehensive set of solutions and innovations, an extensive range of end-to-end capabilities and integrated delivery, which enable differentiated value for their customers.

“As a newly combined company, we will leverage our technology expertise and integrate our solutions to serve client needs in ways no one else can match,” said Frank Bisignano, President and Chief Operating Officer, Fiserv. “We are focused on innovating to enable our clients to better serve their customers and end users so they can succeed in a rapidly changing world.”

As previously announced, First Data shareholders will receive 0.303 of a Fiserv share for each share of First Data common stock they own prior to market open as of July 29, 2019. The all-stock transaction is intended to be tax-free to First Data shareholders. The combined company will carry the Fiserv brand and will continue to trade on The Nasdaq Global Select Market under the ticker symbol FISV. As of July 29, 2019, First Data common stock is no longer listed for trading on the New York Stock Exchange.

About Fiserv

Fiserv, Inc. (NASDAQ: FISV) aspires to move money and information in a way that moves the world. As a global leader in payments and financial technology, the company helps clients achieve best-in-class results through a commitment to innovation and excellence in areas including account processing and digital banking solutions; card issuer processing and network services; payments; e-commerce; merchant acquiring and processing; and the Clover™ cloud-based point-of-sale solution. Fiserv is a member of the S&P 500® Index and the FORTUNE®500, and is among the FORTUNE Magazine World’s Most Admired Companies®. Visit fiserv.com and follow on social media for more information and the latest company news.

Forward-Looking Statements

This press release contains “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those that express a plan, belief, expectation, estimation, anticipation, intent, contingency, future development or similar expression, and can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should” or words of similar meaning. Statements that describe our future plans, objectives or goals are also forward-looking statements. The forward-looking statements in this press release involve significant risks and uncertainties, and a number of factors, both foreseen and unforeseen, could cause actual results to differ materially from our current expectations. The factors that may affect our results include, among others: pricing and other actions by competitors; the capacity of our technology to keep pace with a rapidly evolving marketplace; the impact of a security breach or operational failure on our business; the effect of legislative and regulatory actions in the United States and internationally; our ability to comply with government regulations; our ability to successfully identify, complete and integrate acquisitions, and to realize the anticipated benefits associated with the same; the impact of our strategic initiatives; the impact of market and economic conditions on the financial services industry; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other documents that we file with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Media Relations:

Britt Zarling

Vice President, Corporate Communications

Fiserv, Inc.

+1-414-526-3107

britt.zarling@fiserv.com

Michael Schneider

Vice President, Corporate Communications

First Data is Now Fiserv

+1-347-675-8072

michael.schneider@firstdata.com

Investor Relations:

Tiffany Willis

Vice President, Investor Relations

Fiserv, Inc.

+1-678-375-4643

tiffany.willis@fiserv.com

Peter Poillon

Senior Vice President, Investor Relations

First Data is Now Fiserv

+1-212-266-3565

peter.poillon@firstdata.com